Trade and Other Receivables	12 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Receivables
Trade and Other Receivables

	2020 £’000	2019 £’000
Trade receivables	£60,474	£47,928
Prepayments	6,779	5,734
Accrued income	8,694	7,019
Research and development tax credit	3,688	2,088
Other receivables	2,979	3,148
Total trade and other receivables	£82,614	£65,917

Trade receivables are non-interest-bearing and are generally on 30 to 90 day terms depending on the geographical territory in which sales are generated. The carrying value of trade and other receivables also represents their fair value.
Trade receivables are disclosed net of expected credit loss allowance for doubtful debts, as shown below. Due to the global financial uncertainty arising from the COVID-19 pandemic, management has considered the elevated credit risk on trade receivables. In addition, certain balances (where there was an objective evidence of credit impairment) have been provided for on an individual basis. This has resulted in a charge of £3.2 million for expected credit loss provisions on trade receivables recognised in the Consolidated statement of comprehensive income. The majority of the overall allowance recognised as at 30 June 2020 relates to customer-specific provisions, provided for on an individual basis as explained above.
Trade receivables and accrued income represent client contract assets. Other than the expected credit loss allowance discussed above, and business-as-usual movements there were no significant changes in contract assets during the year.

	2020 £’000	2019 £’000
Trade receivables - gross	£64,058	£48,365
Expected credit loss allowance	(3,584)	(437)
Trade receivables - net	£60,474	£47,928